                                                                    Exhibit 10.4

ORDER FOR SUPPLIES OR SERVICES                              PAGE       OF PAGES
                                                             1             4

IMPORTANT:  Mark all packages and papers with contract and/or order numbers

1.  DATE OF ORDER
    8/12/03

2.  CONTRACT NO. IF ANY
    DTFA01-02-C-00023

3.  DATE REQUESTED
    8/11/03

4.  REQUISITION/REFERENCE NO.


5.  ISSUING OFFICE Address Correspondence to
    TSA/HDO

6.  SHIP TO:

    a.  NAME OF CONSIGNEE
        ED OCKER

    b.  STREET ADDRESS
        590 HERNDON PKWY

    c.  CITY
        HERNDON

    d.  STATE
        VA

    e.  ZIP CODE
        20170

    f.  SHIP VIA
        FOB ORIGIN

7.  TO:

    a.  NAME OF CONTRACTOR
        INVISION TECHNOLOGIES

    b.  COMPANY NAME
        INVISION TECHNOLOGIES

    c.  STREET ADDRESS
        7157 GATEWAY BLVD

    d.  CITY
        NEWARK

    e.  STATE
        CA

    f.  ZIP CODE
        94560

8.  TYPE OF ORDER

    [ ] a.  PURCHASE

    REFERENCE YOUR: _______________________

    Please furnish the following on the terms and conditions specified both sides of the sheet, if any, including delivery as indicated.

    [X] b.  DELIVERY

    Except for billing instructions on the reverse this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above numbered contract.

9.  ACCOUNTING AND APPROPRIATION DATA
    N/A

10. REQUISITION OFFICE
    TRANSPORTATION SECURITY ADMINISTRATION

11. BUSINESS CLASSIFICATION (Check appropriate boxes))

    [ ] a.  SMALL
    [ ] b.  OTHER THAN SMALL
    [ ] c.  DISADVANTAGED
    [ ] d.  WOMEN-OWNED

12. F.O.B. POINT
    ORIGIN

13. PLACE OF

    a.  INSPECTION
        CA

    b.  ACCEPTANCE
        CA

14. GOVERNMENT B/L NO.

15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)
    12/31/2003

16. DISCOUNT TERMS
    NET 30

17. SCHEDULE (See reverse for Rejections)

                                                                 UNIT PRICE
                                             QUANTITY                (IN          AMOUNT         QUANTITY
ITEM NO.          SUPPLIES OR SERVICES       ORDERED      UNIT     DOLLARS)     (IN DOLLARS)     ACCEPTED
  (a)                    (b)                   (c)        (d)         (e)           (f)             D
--------          --------------------       -------      ---     ---------     ------------     --------
             SEE ATTACHED DELIVERY ORDER
             DTFA01-02-F-23008


SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT


19. GROSS SHIPPING WEIGHT


20.  INVOICE NO.


21. MAIL INVOICE TO:

    a.  NAME
        Terri King, Accounts Payable, AMZ-110

    b.  STREET ADDRESS (or PO Box)
        6500 S. MacArthur Blvd #370

    c.  CITY
        Oklahoma City

    d.  STATE
        OK

    e.  ZIP CODE
        73169


        [***]     17(H) Total (Cont. pages)

        [***]     17(I) GRAND TOTAL

22. UNITED STATES OF AMERICA BY (Signature)
    /s/  Patricia A. Newton

23. NAME (Typed)
           PATRICIA A. NEWTON
    TITLE  CONTRACTING/ORDERING OFFICER

OMB Control No. 2120-0595                     (OF-347) FAA Template No. 4 (8/97)


* Confidential treatment requested.

                                                Delivery Order DTFA01-02-F-23008
                                                      Contract DTFA01-02-C-00023


                                DTFA01-02-C-00023
                                    INVISION
                        DELIVERY ORDER DTFA01-02-F-23008

The purpose of this Delivery Order is to receive additional Explosives Detection Systems (EDS), in accordance with Contract number DTFA01-02-C-00023. Items authorized under this Delivery Order are prescribed herein.

1.  Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN    TITLE            QUANTITY     UNIT PRICE          TOTAL
----    -----            --------     ----------          -----
[***]   [***]             [***]         [***]             [***]
[***]   [***]             [***]         [***]             [***]
[***]   [***]             [***]         [***]             [***]

        TOTAL ORDERED                                 $7,175,836.00

2. Funding: Funding in the amount of $7,175,836 is NOT added under this Delivery Order, under the provisions set forth below:

    3.2.4-22 Limitation of Government Liability (April 1996)

        (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding [***].

        (b) The maximum amount for which the Government shall be liable if this contract is terminated is [***]

                                 (End of clause)


Expenditures above that amount are not authorized, and are at InVision's own risk.

PAYMENT TERMS:

THESE PRODUCTS AND SERVICES ARE BEING PROVIDED AT [***] TO THE GOVERNMENT PURSUANT TO CLAUSE H.31 (COST SAVINGS). GOVERNMENT ACCEPTANCE WILL BE THROUGH A SIGNED DD-256.

3.  Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023.

4.  Section F

The CLINS are to be delivered to the following locations (TBD locations will be supplied upon completion


* Confidential treatment requested.

                                                Delivery Order DTFA01-02-F-23008
                                                      Contract DTFA01-02-C-00023


of TSA site surveys).

ITEM       SUPPLY/SERVICE     QTY      DATE OF       PLACE OF            PLACE OF
NO.                                    DELIVERY      DELIVERY           ACCEPTANCE
---        --------------     -----    --------      --------           ----------
[***]      [***]              [***]    [***]          [***]             FOB ORIGIN
[***]      [***]              [***]    [***]          [***]             FOB ORIGIN
[***]      [***]              [***]    [***]          [***]             FOB ORIGIN

b.  Period of Delivery

The period of delivery for this order is from the date of award through December 31, 2003.

5.  Section G

a)  The following administration data applies to this order:

Contracting Officer

     Transportation Security Administration
     Jack Handrahan, HDO/STDO
     590 Herndon Parkway, Suite 120
     Herndon, VA  20170-5232
     Telephone (703) 796-7125
     Fax (703) 707-5675

Contracting Officer's Technical Representative (COTR)

     Transportation Security Administration
     Ed Ocker, HDO/STDO
     590 Herndon Parkway, Suite 120
     Herndon, VA 20170-5232
     Telephone (703) 796-7104
     Fax (703) 707-5675


b. This Delivery Order is funded in the amount of [***]. This amount is considered the contract ceiling. Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer's letter dated February 19, 2002 - Limitation of Government Liability (Apr 1996)

c. The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.


* Confidential treatment requested.

                                                Delivery Order DTFA01-02-F-23008
                                                      Contract DTFA01-02-C-00023


6.  Section H - Special Terms and Conditions

The following terms apply to this Delivery Order DTFA01-02-23008 only.

(1) In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2) The Contractor shall execute and perform all terms and conditions of the License Agreement contained in the Letter Contract under which this Delivery Order is executed. Failure to adhere to the licensing agreement may result in the Government terminating the contract for default pursuant to the Termination for Default clause (AMS 3.10.6-4(1996)).

(3) PAYMENT TERMS:

THESE PRODUCTS AND SERVICES ARE BEING PROVIDED AT [***] TO THE GOVERNMENT PURSUANT TO CLAUSE H.31 (COST SAVINGS). GOVERNMENT ACCEPTANCE WILL BE THROUGH A SIGNED DD-256.

7.  Defense Priority and Allocation Requirement

DO-H8 priority rating hereby applies to this delivery order. The contractor shall follow all requirements of the DPAS regulation (15 C.F.R. section 700, et seq.) during the conduct of this delivery order.



                              END OF DELIVERY ORDER


* Confidential treatment requested.